UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
 Dechert LLP
 One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
 (617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Credit Company Inc. (the “Company”) for the year ended December 31, 2022 is filed herewith.

EAGLE POINT
CREDIT COMPANY

2022 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE:ECC

Eagle Point Credit Company Inc.

Annual Report – December 31, 2022

Letter to Stockholders and Management Discussion of Company Performance

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2022.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

Volatility was a clear hallmark of 2022, and there were very few risk assets which generated positive returns. While our portfolio was not immune to the broader market conditions, it did what it was designed to do – generate strong and consistent cash flows in all type of market conditions. Should these choppy market conditions persist, we believe our portfolio of CLOs is well positioned to capitalize on the opportunities presented.

Our Adviser’s proactive approach to managing the Company has further positioned us for long-term success and shareholder value creation. Our portfolio generated strong cash flows during the year and we:

▪	Took advantage of attractive macro conditions in the early part of 2022 and improved our cost of capital and weighted average maturity of our outstanding debt and preferred stock.

▪	Strengthened our balance sheet throughout the year via our at-the-market program, and deployed the capital into discounted investments that we believe will generate attractive risk-adjusted returns.

▪	Managed our CLO equity portfolio such that the weighted average remaining reinvestment period, or “WARRP,” of the Company’s CLO equity portfolio did not decline despite the passage of 12 months.

▪	Increased our monthly common distribution by 17% to $0.14 per share in April 2022 and declared two special distributions totaling $0.75 per common share during the year.

Looking ahead, we believe the Company remains well-positioned to deliver strong returns.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

For the year ended December 31, 2022, the Company recorded a decrease in net assets resulting from operations of $104 million, or $2.31 per weighted average common share.1 This represents a GAAP ROE of -18.72% during the year.2 From December 31, 2021 through December 31, 2022, the Company’s NAV declined by 32% from $13.39 per common share to $9.07 per common share. This reflects the impact of $2.37 per share in distributions with record dates during 2022. We believe the decline in NAV was due largely to market yields for CLO equity widening and not fundamental issues with our portfolio.

Despite the challenging market environment during 2022, our portfolio continued to generate strong recurring cash flows throughout the year. Recurring cash flows from our investment portfolio, which excludes cash received from called CLOs, totaled $163 million, or $3.62 per weighted average common share, compared to cash flows of $160 million, or $4.67 per weighted average common share, received in 2021.

We believe our portfolio continues to have the potential for further meaningful upside. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 27.86% as of December 31, 2022, which we believe represents an attractive value. This compares to 18.61% as of December 31, 2021.

Our investment activity throughout the year was instrumental in enabling us to maintain the portfolio’s weighted average remaining reinvestment period at 3.0 years as of December 31, 2022, despite a full year of time decay. We believe our CLO portfolio’s relatively long remaining reinvestment period gives our investments greater flexibility and resilence.

We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During 2022, the Company raised $197 million of additional common equity through our at-the-market (“ATM”) program. These issuances were beneficial to the Company as shares were issued at a premium to NAV, with net proceeds utilized to increase our liquidity and expand our investment portfolio, actively deploying $219 million in net capital into CLO equity, CLO debt, loan accumulation facility and other investments during 2022.

The Company was very pleased to capitalize on attractive market conditions at the beginning of 2022 by issuing $93 million of 5.375% Notes due 2029 (the “ECCV Notes”) in January. This enabled us to considerably lower our cost of capital by 63 basis points at the time of issuance, as well as further extend the weighted average maturity of our outstanding debt and preferred stock. The ECCV Notes represent the Company’s largest $25-denominated issuance ever and our lowest cost of financing to-date. Indeed, a 5.375% coupon is only marginally above today’s Treasury rates. We are very happy to have locked in this attractive financing before rates started moving up materially and believe this attractive financing will be a benefit to the company for many years to come. The Company used the majority of the proceeds from this offering to fully

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

redeem the remaining 7.75% Series B Term Preferred Stock, the 6.75% Notes due 2027 (the “ECCY Notes”) and half of the 6.6875% Notes due 2028 (the “ECCX Notes”).

Today, we have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate and we have no secured or “repo”-style financing whatsoever. The weighted average maturity of our outstanding financing stood at 7.2 years3 as of December 31, 2022, compared to 7.6 years as of December 31, 2021.

As of January 31, 2023, management’s unaudited estimate of the range of the Company’s NAV per common share was between $9.62 and $9.72. The midpoint of this range represents an increase of 6.6% compared to the NAV per common share as of December 31, 2022. As of February 15, 2023, we have over $58.8 million in cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of December 31, 2022, the NAV per share of the Company’s common stock was $9.07. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $10.12 on December 31, 2022, representing an 11.58% premium to NAV per share as of year end.4 For the year ended December 31, 2022, the Company’s total return to common shareholders, on a market price basis and assuming reinvestment of distributions, was approximately -11.60%.5

From our IPO on October 7, 2014 through December 31, 2022, our common stock has traded on average at a 10.5% premium to NAV. As of February 15, 2023, the closing price per share of common stock was $10.91, a premium of 12.82% compared to the midpoint of management’s unaudited and estimated NAV range of $9.62 to $9.72 as of January 31, 2023.

In connection with our at-the-market offering program, the Company sold 16.7 million shares of our common stock during the year ended December 31, 2022 for total net proceeds to the Company of approximately $197 million. The common stock issuance resulted in $0.24 per weighted average common share of NAV accretion.

The Company declared common distributions with a record date during 2022 totaling $2.37 per share of common stock, inclusive of a $0.50 per share special distribution paid on January 24, 2023 to stockholders of record as of December 23, 2022. An investor who purchased common stock as part of our IPO at $20.00 per share has received total cash distributions of $18.13 per share since the IPO through January 24, 2023. A certain portion of these distributions was comprised of a return of capital as reported on Form 1099-DIV.6

For the year ended December 31, 2022, the Company’s net investment income and net realized capital losses were, in the aggregate, $1.49 per weighted average common share (this measure excludes unrealized appreciation/depreciation). Excluding non-recurring items related to the ECCV Notes offering, the redemption of the Series B Term Preferred Stock and ECCY Notes, as well as the incurring of excise tax on our estimated spillover income, our income per weighted average common share would have been above the $1.62 per share in regular monthly common distributions paid during the year.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

reinvestment is at the prevailing market price, subject to the terms in the dividend reinvestment plan. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

Other Securities

In addition to our common stock, the Company has five other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.3 million	6.50%	Monthly	June 2024	June 2031
6.75% Series D Preferred Stock	ECC PRD	$27.3 million	6.75%	Monthly	November 2026	None
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	March 2024	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	January 2025	January 2029

Pursuant to our at-the-market offering program, the Company sold 325,715 shares of its Series C Term Preferred Stock and 90,937 shares of its Series D Preferred Stock during the year ended December 31, 2022 for total net proceeds to the Company of approximately $10.2 million.

The weighted average maturity on our outstanding notes and preferred stock as of December 31, 2022 was approximately 7.2 years, compared to 7.6 years at the end of 2021. In addition, all of our financing is fixed rate, providing us with added certainty in a rising rate environment.

As of December 31, 2022, we had debt and preferred securities outstanding which totaled approximately 35% of our total assets (less current liabilities). Over the long term, management expects to operate the Company generally with leverage within a range of 25% to 35% of total assets under normal market conditions. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Monthly Common Distributions

The Company paid three monthly distributions of $0.12 per share of common stock from January 2022 through March 2022, and paid nine monthly distributions of $0.14 per share of common stock from April 2022 through December 2022. In the aggregate, we paid cumulative monthly distributions of $1.62 per share to common stockholders in 2022. We intend to continue

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

declaring monthly distributions on shares of our common stock (and have done so with respect to distributions declared through June 2023). Please note the actual frequency, components and amount of such distributions are subject to variation over time.

Special Distributions to Common Stockholders

In order to maintain our tax status as a regulated investment company (“RIC”), the Company is generally required to pay distributions to holders of its common stock in an amount equal to substantially all of the Company’s taxable income within one year of the end of its tax year.

For our tax year ended November 30, 2022, we estimate taxable income will exceed the aggregate amount distributed to common stockholders for the same time period. As a result, the Company declared two special distributions totaling $0.75 per share during 2022. The first distribution of $0.25 per common share was paid on October 31, 2022 to stockholders of record as of October 11, 2022. The second distribution of $0.50 per common share was paid on January 24, 2023 to stockholders of record as of December 23, 2022. The actual amount required to be distributed in respect of the tax year ended November 30, 2022 will be finally determined when the Company files its final tax returns and any such determination may result in a requirement that the Company make additional distributions if final taxable income exceeds amounts already distributed in respect of the 2022 tax year. As of the date of this report, the Company has incurred a 4% excise tax on the estimated amount of remaining undistributed taxable income, or spillover income, pertaining to the 2022 tax year. The amount of excise tax is estimated to be $0.04 per weighted average common share and is recorded as a liability in the Company’s December 31, 2022 financial results.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

Portfolio Overview

2022 Portfolio Update

Our portfolio continued to generate consistently strong cash flows in 2022. During the year, the Company received cash distributions from our portfolio, excluding called CLOs, of $163 million, or $3.62 per weighted average common share.

During the year, the Company deployed $219 million in net capital into CLO equity, CLO debt, loan accumulation facility and other investments.

Included within this annual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of December 31, 2022.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

Market Overview7

Loan Market

The Credit Suisse Leverage Loan Index8 (“CSLLI”) generated a total return of -1.06% in 2022. This represents only the third negative year for the CSLLI in its 31 years of existence, and notably, in only one year was the annual return materially negative (2008: -28.75%). As a testament to the robust nature of the loan asset class, there have never been two consecutive years with annual declines in the loan market.

On a relative basis, the floating-rate loan asset class has continued to exhibit greater resilience and outperformance versus many other risk assets. In a persistently volatile year, the modestly negative return for loans compares favorably against the significant losses in other risk assets; equities, high-yield and investment grade returned -18%, -11% and -16%9, respectively, during the year.

Loan price volatility was a predominant theme in 2022, fueled by increasing inflation, looming recessionary fears and Fed-driven rate hikes. The loan market experienced significant swings over the course of the year, in both directions, with daily gains and losses of over 20 basis points on nearly 50 separate trading dates. The average price of the CSLLI finished the year at 91.89, almost seven points below January’s peak, and just slightly above the low of 91.54 recorded in early July. Overall, lower-rated loans underperformed their higher quality peers, a reversal from 2021 when investors favored riskier assets in a pursuit for yield.

At year-end, approximately 20% of the loan market was priced below 90. With a significant share of high-quality issuers trading at discounted prices, CLO collateral managers were well positioned to improve underlying loan portfolios through relative value credit selection in the secondary market, as well as take advantage of a high-quality primary market, at discounted prices.

In a reversal from 2021, retail loan funds experienced regular net outflows throughout the year as mutual funds and ETF investors rotated out of risk assets, despite the strong upward movement in rates. For 2022, mutual funds and ETFs investing in U.S. leveraged loans experienced net outflows of $13 billion, compared to net inflows of $47 billion in 2021.10 The high-yield mutual fund/ETF market, by comparison, recorded $49 billion of net outflows in 2022 after recording $13 billion of net outflows in 2021.

Institutional loan issuance totaled $225 billion in 2022, compared to a record $614 billion in 2021. Total institutional loans outstanding stood at $1.41 trillion as of December 31, 2022, up slightly from $1.35 trillion at the beginning of the year. While primary issuance remained limited in the fourth quarter, loan refinancing activity meaningfully increased as U.S. corporates rushed to address upcoming maturities before year-end, including large par repayments from high-

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

quality issuers such as American Airlines and Axalta, each at over $1 billion. In order to extend the maturities of their loans, issuers were willing to pay higher spreads, which will ultimately benefit the Company’s CLO equity positions. Currently, the vast majority of the maturity wall is pushed out to 2025 and later. Only 5.4% of the loan portfolios underlying our CLO equity positions mature prior to 2025.

Loan defaults were muted in the fourth quarter of 2022, as no companies defaulted. At year-end, the twelve-month trailing default rate fell to 0.72%; while above the rate of 0.29% at the beginning of the year, it was still well below the long-term default rate of 2.7%.11 While the impact of a slowing economy and potential recessionary headwinds, including rising borrowing costs on corporate borrowers, continue to be debated, we believe loan defaults will remain below historical averages over the near term.

The loan prepayment rate remained in the mid-teens through 2022, despite the ongoing volatility, and on a twelve-month trailing basis stood at 13% at the end of December. While the market tends to be most focused on loan defaults, prepayments are a critical input to the performance of a CLO. In the worst two years on record (2008-2009) for the loan market, prepayments still averaged 12%.

CLOs within their reinvestment period which are receiving meaningful par prepayments are able to reinvest those proceeds into attractive loans at higher spreads and lower prices. Par build allows CLOs to weather volatile periods, including building in additional cushion for potential future defaults. For example, 20 basis points of notional par build could offset nearly 0.50% of defaults). This ultimately creates significant value within a CLO, building more par subordination for BBs and increasing terminal value for CLO equity.

CLO Market

Despite declining loan issuance and widening CLO liabilities, the CLO market ended 2022 with its second highest annual new issuance on record, at a total volume of $129 billion. This compares to last year’s record new issuance of $187.1 billion. Primary market activity peaked in the second quarter, before issuance steadily declined quarter-over-quarter as CLO debt spreads increased and investor demand remained low into year-end.

The CLO equity arbitrage – the difference between the yield of the underlying loan portfolio and the CLO’s financing costs – remained generally unattractive during the second half of the year. During the second half, some new issue CLOs settled for shorter-dated reinvestment periods or even static structures to secure pricing. CLOs unable to achieve the standard five-year reinvestment period are much less favorable for CLO equity investors, in our opinion, given their limited reinvestment optionality and sometimes higher-than-average debt costs. Additionally, in the second half of 2022, most economically-driven equity investors focused on more desirable secondary market opportunities. Indeed, very few third party equity investors were behind new

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

CLO formation given the lower expected IRRs at pricing. In our opinion, this highlights the continued misalignment of captive funds that are set up to support internal CLO programs, and often at the expense of their equity investors. Investing in the secondary CLO equity market would have generated much higher returns, in our view.

With the rebound in loans during the fourth quarter, the new issue CLO market remained challenged as CLO liability spreads remained largely unchanged at calendar year wides going into year end. CLO AAA debt spreads averaged 235 basis points over SOFR in the fourth quarter, more than 100 basis points higher than levels in the fourth quarter of 2021. Liability costs were largely range-bound over the second half of the year, and collateral manager dispersion was evident, with lower-tier CLO collateral managers paying over 14 basis points more, on average, in AAA spreads versus their higher quality counterparts.

Importantly, there were very few payment disruptions to CLO equity during the year, despite the persistent volatility in loan prices. CLOs saw a slight but temporary decrease in third and fourth quarter 2022 equity distributions, attributable to the rapid increases in the benchmark interest rate and resulting in a greater than usual disparity between 1-month and 3-month LIBOR/SOFR. Many loan borrowers took advantage of a lower 1-month rate, while CLO liabilities pay at the 3-month rate, for these two payment periods. This mismatch has meaningfully compressed since year-end, and we believe equity distributions will increase for many CLOs over the coming quarters.

In periods of market volatility, the dispersion in CLO equity performance across CLO collateral managers often increases; 2022 was no exception. CLOs with longer remaining reinvestment periods and thicker overcollateralization cushions (and thus with greater built-in optionality) outperformed more seasoned CLOs coming up on the end of their reinvestment periods. During the year, CLOs with greater tail risk in their underlying portfolios were heavily discounted amidst the loan price volatility given their limited near-term upside.

With CLO liability spreads elevated, many CLOs had financing which is well “in the money.” As a result, reset and refinancing activity remained muted for much of the year. In total, the U.S. CLO market recorded just $25 billion in refinancing and reset activity, nearly all of which occurred prior to June 2022.

Early in 2023, CLO debt spreads have tightened, with AAA spreads averaging 210 basis points over SOFR, supporting an increase in near-term new issue activity.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

(www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $9.62 and $9.72 as of January 31, 2023. The midpoint of this range represents an increase of 6.6% compared to the NAV per common share as of December 31, 2022.

As noted previously, on January 24, 2023, the Company paid a special distribution of $0.50 per common share to holders of record on December 23, 2022.

On January 31, 2023, the Company paid a monthly distribution of $0.14 per common share to holders of record on January 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.14 per share of common stock payable on each of February 28, 2023 and March 31, 2023 to holders of record on February 8, 2023 and March 13, 2023, respectively.

On January 31, 2023, the Company paid a monthly distribution of $0.135417 per share of the Company’s Series C Term Preferred Stock to holders of record on January 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.135417 per share on Series C Term Preferred Stock, payable on each of February 28, 2023 and March 31, 2023 to holders of record on February 8, 2023 and March 13, 2023, respectively.

On January 31, 2023, the Company paid a monthly distribution of $0.140625 per share of the Company’s Series D Preferred Stock to holders of record on January 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.140625 per share on Series D Preferred Stock, payable on each of February 28, 2023 and March 31, 2023 to holders of record on February 8, 2023 and March 13, 2023, respectively.

Pursuant to the “at-the-market” offering, in the period from January 1, 2023 through February 15, 2023, the Company issued 2.6 million shares of our common stock and 2,308 shares of our Series D Preferred Stock for total net proceeds to the Company of approximately $27.2 million.

In the period from January 1, 2023 through February 15, 2023, the Company received cash distributions on its investment portfolio of $40.7 million. During that same period, the Company made net new investments totaling $43.1 million. As of February 15, 2023, the Company had approximately $58.8 million of cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2022. The views and opinions in this letter were current as of February 15, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

ABOUT OUR ADVISER

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO Securities and other income-oriented credit investments. As of December 31, 2022, our Adviser had approximately $7.5 billion of assets under management (inclusive of undrawn capital commitments).12

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	For purposes of the weighted average maturity calculation, a 10-year maturity is assumed for the Series D Preferred Stock.
[4]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[5]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[6]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[7]	JPMorgan Chase & Co.; S&P Capital IQ; S&P LCD; Credit Suisse
[8]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[9]	Returns shown represent the total return for a given index for the year ended December 31, 2022. Equity return shown is represented by the S&P 500 which tracks the performance of US equity markets and is based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. High yield return shown is represented by the ICE BofA US High Yield Index which tracks the performance of high-yield securities traded in the U.S. bond market. Investment Grade return shown is represented by the Bloomberg US Corporate Total Return Value Unhedged Index which tracks the performance and analytics of U.S. denominated securities that are representative of the investment grade, fixed-rate, taxable corporate bond market.
[10]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2022 reports).
[11]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[12]	Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 16 for endnotes.

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Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Credit Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated,

Please see footnote disclosures on page 23.

and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities and securities issued by other securitization vehicles. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans, securities of other collective investment vehicles and corporate issuers (among other instruments), will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, we consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, loan accumulation facilities and securities issued by other securitization vehicles, such as credit-linked notes and CBOs; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) preferred stock; (vii) convertible debt securities; (viii) certificates of deposit, bankers’ acceptances and time deposits; and (ix) other credit-related instruments. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our board of directors without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

Please see footnote disclosures on page 23.

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset; and
8.	We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating

Please see footnote disclosures on page 23.

agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Use of Leverage and Leverage Risks

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged approximately ten times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We previously incurred leverage through the issuance of our preferred stock and our unsecured notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-17.40%	-10.18%	-2.96%	4.26%	11.47%

(1)	Assumes (i) $759.9 million in pro forma total assets as of December 31, 2022; (ii) adjusted to reflect the issuance in the Company’s “at-the-market” offering of 2.6 million shares of our common stock and 2,308 shares of our Series D Preferred Stock from January 1, 2023 through February 15, 2023, yielding net proceeds to the Company of approximately $27.2 million; (iii) adjusted to reflect a $0.50 per share special distribution paid on January 24, 2023 to shareholders of record as of December 23, 2022; (v) $526.4 million in pro forma net assets as of December 31, 2022 (adjusted to reflect the issuances described above); and (vi) an annualized average interest rate on our indebtedness and preferred equity, as of December 31, 2022 (adjusted to reflect the issuances described above), of 6.18%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.05% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

Principal Risk Factors

For a description of the principal risk factors associated with an investment in the Company, please refer to Note 3 to the Consolidated Financial Statements, “Investments – Investment Risk Factors and Concentration of Investments”.

Additional Information

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Please see footnote disclosures on page 23.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Please see footnote disclosures on page 23.

Notes

[1]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Company’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.
[2]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of as of December 31, 2022.
[3]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of December 31, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2022 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2022 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2022 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of December 31, 2022.
[4]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[6]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[7]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 4.0%.

Performance Data1

The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from October 7, 2014 (inception) through December 31, 2022. The performance calculation assumes the purchase of Company shares at the offering price at the beginning of the period and the sale of Company shares at the market price at the end of the period. Ending values for each year are as of December 31 of the applicable year. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested

ECC
SPBDC
$18,469
$17,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022

	Annualized Total Return				Cumulative
	1 year	3 year	5 Year	Since Inception	Since Inception
ECC	-11.60%	2.45%	2.29%	6.12%	63.16%
S&P BDC Index	-9.39%	4.31%	6.23%	5.61%	56.81%

Please see footnote disclosures on page 23.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2022 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2022 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2022)[2]

Cash: $56.8 million[2]

Summary of Underlying Portfolio Characteristics (as of 12/31/2022)[3]
Number of Unique Underlying Loan Obligors	1,868
Largest Exposure to an Individual Obligor	0.93%
Average Individual Loan Obligor Exposure	0.05%
Top 10 Loan Obligors Exposure	6.16%
Currency: USD Exposure	98.53%
Aggregate Indirect Exposure to Senior Secured Loans[4]	96.88%
Weighted Average Junior OC Cushion	4.12%
Weighted Average Market Value of Loan Collateral	92.14%
Weighted Average Stated Loan Spread	3.63%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Reinvestment Period	3.0 years

Please see footnote disclosures on page 23.

Top 10 Underlying Obligors[3]

Obligor	% of Total
Cablevision	0.9%
Mcafee	0.8%
Asurion	0.7%
Numericable	0.6%
Transdigm	0.6%
Athenahealth	0.5%
American Airlines	0.5%
Univision Communications	0.5%
Medline Industries	0.5%
Blackstone Mortgage Trust	0.5%
Total	6.2%

Rating Distribution of Underlying Obligors[3,5]

Top 10 Industries of Underlying Obligors[3,6,7]

Industry	% of Total
Technology	10.8%
Health Care	9.5%
Publishing	7.5%
Financial Intermediaries	5.7%
Diversified/Conglomerate Service	4.9%
Lodging & Casinos	4.6%
Telecommunications	4.4%
Commercial Services & Supplies	4.3%
Building & Development	4.2%
Technology: Hardware & Equipment	3.7%
Total	59.6%

Maturity Distribution of Underlying Obligors[3]

Please see footnote disclosures on page 23.

Fees and Expenses (Unaudited)

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma total assets as of December 31, 2022, which have been adjusted to reflect (i) the issuance in the Company’s “at-the-market” offering of 2.6 million shares of our common stock and 2,308 shares of our Series D Preferred Stock from January 1, 2023 through February 15, 2023, yielding net proceeds to the Company of approximately $27.2 million; and (ii) a $0.50 per share special distribution paid on January 24, 2023 to shareholders of record as of December 23, 2022, which would mean that the Company’s adjusted total assets are assumed to equal approximately $759.9 million. As of December 31, 2022, and pro forma for the issuances described above (excluding any regular monthly distributions paid after December 31, 2022), the Company’s leverage, including the outstanding Notes and Preferred Stock, represented approximately 33.7% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.03%(4)
Incentive fee payable under the Investment Advisory Agreement (20%)	3.96%(5)
Interest payments on borrowed funds	2.94%(6)
Other expenses	0.80%(7)
Total annual expenses	9.73%

(1)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the applicable sales load.
(2)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.
(4)	The Company’s base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of the Company’s preferred stock. See the section “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus for additional information regarding the calculation of the base management fee. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2022, annualized for a full year, and reflects the pro forma effect of the issuance of 2.6 million shares of our common stock and 2,308 shares of our Series D Preferred Stock from January 1, 2023 through February 15, 2023, yielding net proceeds to the Company of approximately $27.2 million, as if such shares were issued at the start of such period. In addition, such amount reflects the $81.6 million of the Company’s Preferred Stock outstanding as of December 31, 2022, the Company’s NAV for such period (as adjusted to account for the actions described above), and the $170.5 million aggregate principal amount of the Company’s Notes outstanding as of December 31, 2022 on which management fees are not payable. For purposes of this table, the SEC requires that the “Base management fee” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of the Company’s total assets (as adjusted for the assumptions described above), the Company’s base management fee would be approximately 1.41% of total assets.

(5)	The incentive fee referenced in the table is based on the Company’s pre-incentive fee net investment income for the three months ended December 31, 2022, annualized for a full year, and adjusted as described below. The incentive fee referenced in the table above assumes pro forma effect of (i) the issuance in the Company’s “at-the-market” offering of 2.6 million shares of our common stock and 2,308 shares of our Series D Preferred Stock from January 1, 2023 through February 15, 2023, yielding net proceeds to the Company of approximately $27.2 million; and (ii) the $0.50 per share special distribution paid on January 24, 2023 to shareholders of record as of December 23, 2022. Such actions were assumed to have taken place at the start of such period. In addition, the incentive fee also assumes that such pro forma assets representing common stock and preferred stock earn net investment income at the same rate as that earned in respect of the Company’s total deployed assets during the three months ended December 31, 2022, annualized for a full fiscal year, and is based on the total assets assumed for such period. The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of the Company’s NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of the Company’s NAV;

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of the Company’s NAV in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of the Company’s NAV) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of the Company’s NAV in any calendar quarter; and

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of the Company’s NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser). For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus.

(6)	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2022, and includes the pro forma effect of the issuances described above, which, in the aggregate, have a weighted average interest rate of 6.18% per annum. The Company may issue additional shares of preferred stock or debt securities. In the event that the Company were to issue additional shares of preferred stock or debt securities, the Company’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Company’s net assets attributable to common stock, would increase.

(7)	“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (“Eagle Point Administration”), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Related Party Transactions — Administrator” in the Notes to Consolidated Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 5.77% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$58	$ 172	$ 284	$ 557

* The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Consolidated Financial Statements for the Year Ended
December 31, 2022 (Audited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2022

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $861,144,822)	$667,161,148
Cash and cash equivalents	56,833,244
Interest receivable	35,195,767
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	725,485
Prepaid expenses	237,264
Total Assets	760,152,908

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $32,423,800) (Note 7)	31,237,089

5.375% Unsecured Notes due 2029, at fair value under the fair value option (aggregate principal amount of $93,250,000) (Note 7)	79,598,200

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	39,934,440

6.50% Series C Term Preferred Stock due 2031 (Note 6):
6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (2,172,553 shares outstanding)	44,417,846
Unamortized share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	159,658
6.50% Series C Term Preferred Stock due 2031, at fair value, plus associated unamortized share issuance premium	44,577,504

Common stock distribution payable	27,425,858
Incentive fee payable	6,327,726
Management fee payable	2,368,671
Tax expense payable	2,106,630
Professional fees payable	675,000
Directors' fees payable	198,750
Administration fees payable	174,262
Due to affiliates	85,209
Other expenses payable	37,920
Total Liabilities	234,747,259

TEMPORARY EQUITY
6.75% Series D Preferred Stock (1,090,937 shares outstanding) (Note 6)	26,139,885

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common stock, $0.001 par value, 100,000,000 shares authorized, 55,045,981 shares issued and outstanding	$499,265,764

NET ASSETS consist of:
Paid-in capital (Note 5)	$719,702,243
Aggregate distributable earnings (losses)	(224,948,094)
Accumulated other comprehensive income (loss)	4,511,615
Total Net Assets	$499,265,764
Net asset value per share of common stock	$9.07

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2022

(expressed in U.S. dollars)

Issuer (1)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
Investments at fair value
CLO Debt (4) (5)
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E, 12.32% (3M SOFR + 8.05%, 10/15/2037)	09/23/22	$2,286,000	$2,058,124	$2,084,375	0.42%
Ares XLI CLO Ltd.	Secured Note - Class E-R, 10.83% (3M LIBOR + 6.75%, 04/15/2034)	08/30/22	950,000	845,552	820,990	0.16%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R, 10.94% (3M SOFR + 6.70%, 04/20/2031)	08/29/22	525,000	480,521	469,928	0.09%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 10.96% (3M SOFR + 7.00%, 04/15/2035)	03/18/22	4,450,000	4,095,762	3,931,130	0.79%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 10.32% (3M SOFR + 7.84%, 07/15/2035)	06/21/22	1,080,000	1,069,454	990,144	0.20%
Benefit Street Partners CLO XVII, Ltd.	Secured Note - Class E-R, 10.43% (3M LIBOR + 6.35%, 07/15/2032)	09/08/22	1,025,000	921,120	915,530	0.18%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 10.08% (3M LIBOR + 6.00%, 04/15/2034)	02/02/21	1,250,000	1,239,189	1,086,750	0.22%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D, 7.26% (3M SOFR + 3.40%, 04/15/2035)	03/15/22	850,000	848,725	768,570	0.15%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 11.03% (3M LIBOR + 6.80%, 04/19/2029)	02/23/18	2,450,000	2,397,786	1,832,845	0.37%
CIFC Funding 2019-I, Ltd.	Secured Note - Class E, 11.07% (3M LIBOR + 6.83%, 04/20/2032)	08/29/22	1,025,000	951,827	937,773	0.19%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E, 10.26% (3M SOFR + 6.40%, 04/17/2035)	01/27/22	1,700,000	1,700,000	1,511,300	0.30%
Dryden 53 CLO, Ltd.	Secured Note - Class E, 9.38% (3M LIBOR + 5.30%, 01/15/2031)	09/15/22	1,700,000	1,427,039	1,392,300	0.28%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 11.58% (3M LIBOR + 7.50%, 01/15/2031)	11/28/17	1,095,000	1,059,036	838,551	0.17%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R, 9.92% (3M LIBOR + 5.84%, 01/16/2026)	01/18/18	2,874,722	—	287	0.00%
Gilbert Park CLO, Ltd.	Secured Note - Class E, 10.48% (3M LIBOR + 6.40%, 10/15/2030)	09/27/22	525,000	440,397	440,108	0.09%
Great Lakes CLO 2014-1, Ltd.	Secured Note - Class C-R, 6.78% (3M LIBOR + 2.70%, 10/15/2029)	01/31/22	5,000,000	4,994,665	4,802,500	0.96%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 6.04% (3M LIBOR + 1.80%, 07/21/2031)	10/21/21	10,310,000	10,304,739	9,773,880	1.96%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 12.46% (3M LIBOR + 8.27%, 07/18/2031) (6)	05/17/18	843,288	843,239	250,035	0.05%
KKR CLO 22 Ltd.	Secured Note - Class E, 10.24% (3M LIBOR + 6.00%, 07/20/2031)	09/13/22	650,000	572,830	542,555	0.11%
Madison Park Funding XIV, Ltd.	Secured Note - Class E-R, 10.12% (3M LIBOR + 5.80%, 10/22/2030)	09/07/22	1,725,000	1,495,655	1,469,355	0.29%
Marathon CLO VII Ltd.	Secured Note - Class D, 9.77% (3M LIBOR + 5.40%, 10/28/2025) (6)	02/08/18	3,129,642	1,286,955	2,173,536	0.44%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 10.63% (3M LIBOR + 6.44%, 10/18/2031)	08/14/18	4,150,000	4,089,246	2,839,430	0.57%
Marathon CLO XI Ltd.	Secured Note - Class D, 9.74% (3M LIBOR + 5.50%, 04/20/2031)	02/06/18	1,650,000	1,650,000	1,118,700	0.22%
Neuberger Berman Loan Advisers CLO 40, Ltd.	Secured Note - Class E, 9.93% (3M LIBOR + 5.85%, 04/16/2033)	09/30/22	1,625,000	1,354,802	1,465,750	0.29%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 11.93% (3M LIBOR + 7.85%, 07/15/2030)	07/05/18	900,000	853,447	665,730	0.13%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 10.83% (3M LIBOR + 6.75%, 10/15/2034)	08/27/21	1,537,500	1,387,324	1,302,878	0.26%
OZLM XXII, Ltd.	Secured Note - Class D, 9.38% (3M LIBOR + 5.30%, 01/17/2031)	02/05/18	900,000	897,702	681,030	0.14%
Regatta X Funding Ltd.	Secured Note - Class D, 6.83% (3M LIBOR + 2.75%, 01/17/2031)	06/02/22	1,850,000	1,773,734	1,723,460	0.35%
RR 3 Ltd.	Secured Note - Class C-R2, 6.58% (3M LIBOR + 2.50%, 01/15/2030)	10/27/21	875,000	866,398	756,263	0.15%
Signal Peak CLO 5, Ltd.	Secured Note - Class D, 7.01% (3M LIBOR + 2.65%, 04/25/2031)	10/28/21	2,300,000	2,280,092	2,060,570	0.41%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 11.09% (3M LIBOR + 7.01%, 04/15/2032)	03/22/19	3,091,000	2,971,035	2,562,439	0.51%
TICP CLO V 2016-1, Ltd.	Secured Note - Class E-R, 9.83% (3M LIBOR + 5.75%, 07/17/2031)	09/14/22	675,000	590,345	584,145	0.12%
TICP CLO XI, Ltd.	Secured Note - Class E, 10.24% (3M LIBOR + 6.00%, 10/20/2031)	09/20/22	1,660,000	1,470,297	1,502,300	0.30%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 10.86% (3M SOFR + 7.00%, 01/15/2035)	02/04/22	1,175,000	1,173,531	1,052,683	0.21%
				60,390,568	55,347,820	11.08%
CLO Equity (4) (7) (8)
Structured Finance
1988 CLO 1 Ltd.	Income Note (effective yield 6.99%, 10/15/2037) (10)	09/23/22	7,876,000	6,136,192	6,131,795	1.23%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, 10/20/2028) (9)	06/02/16	8,725,000	—	87,250	0.02%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 15.77%, 10/25/2038)	09/04/20	9,250,000	6,854,009	4,419,271	0.89%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 13.57%, 07/27/2039)	05/25/21	1,200,000	1,161,657	761,157	0.15%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 21.45%, 04/17/2033)	09/16/20	18,075,000	7,648,674	5,958,663	1.19%
Ares XLI CLO Ltd.	Income Note (effective yield 18.22%, 04/15/2034) (10)	11/29/16	29,388,000	15,258,823	12,277,558	2.46%
Ares XLIII CLO Ltd.	Income Note (effective yield 16.12%, 10/15/2029) (10)	04/04/17	30,850,000	16,270,584	12,044,486	2.41%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 16.12%, 10/15/2029)	11/10/21	1,505,000	728,978	517,502	0.10%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 16.93%, 04/15/2034)	10/06/21	10,000,000	4,227,622	3,258,171	0.65%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 20.04%, 04/15/2030)	10/22/20	8,500,000	4,445,428	3,140,397	0.63%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 18.67%, 01/15/2035)	08/17/21	6,175,000	4,395,893	3,629,856	0.73%
Ares LI CLO Ltd.	Income Note (effective yield 20.15%, 07/15/2034) (10)	01/25/19	13,353,849	8,848,897	7,347,561	1.47%
Bain Capital Credit CLO 2016-2, Limited	Income Note (effective yield 0.00%, 01/15/2029) (9) (10)	11/30/16	16,700,000	1,368,846	250,581	0.05%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 17.35%, 04/18/2034)	04/29/21	9,100,000	7,083,621	5,530,192	1.11%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 22.62%, 10/25/2034) (10)	09/24/21	1,500,000	1,067,792	817,516	0.16%
Barings CLO Ltd. 2018-I	Income Note (effective yield 11.97%, 04/15/2031) (10)	02/23/18	20,808,000	12,053,945	7,308,550	1.46%
Barings CLO Ltd. 2019-I	Income Note (effective yield 19.87%, 04/15/2035) (10)	02/12/19	13,085,000	9,333,645	8,032,631	1.61%
Barings CLO Ltd. 2019-II	Income Note (effective yield 20.97%, 04/15/2036) (10)	03/15/19	16,150,000	10,372,225	9,119,892	1.83%
Barings CLO Ltd. 2020-I	Income Note (effective yield 35.07%, 10/15/2036) (10)	09/04/20	5,550,000	2,817,258	3,777,900	0.76%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 21.78%, 07/15/2034)	09/07/22	9,250,000	7,210,647	7,001,399	1.40%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 18.66%, 01/18/2035)	11/17/21	2,000,000	1,589,916	1,286,367	0.26%
Barings CLO Ltd. 2022-I	Income Note (effective yield 25.11%, 04/15/2035) (10)	03/18/22	7,500,000	5,952,971	5,931,460	1.19%
Barings CLO Ltd. 2022-II	Income Note (effective yield 33.74%, 07/15/2072) (10)	06/21/22	10,800,000	4,116,593	5,203,310	1.04%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 13.86%, 04/20/2034)	08/17/21	4,750,000	4,061,547	3,059,623	0.61%
Battalion CLO IX Ltd.	Income Note (effective yield 9.39%, 07/15/2031) (10)	07/09/15	18,734,935	11,012,487	6,073,554	1.22%
Battalion CLO 18 Ltd.	Income Note (effective yield 36.56%, 10/15/2036) (10)	08/25/20	8,400,000	4,531,231	5,450,328	1.09%
Battalion CLO XIX Ltd.	Income Note (effective yield 26.71%, 04/15/2034) (10)	03/11/21	8,600,000	4,914,218	4,838,597	0.97%
Battalion CLO XXIII Ltd.	Income Note (effective yield 25.32%, 07/15/2036) (10)	05/19/22	8,800,000	7,026,386	6,059,409	1.21%
BBAM European CLO II DAC	Subordinated Note (effective yield 12.92%, 10/15/2034) (10) (12)	11/05/21	11,460,000	11,672,823	7,117,218	1.43%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 15.25%, 07/15/2035) (10)	07/13/22	12,875,000	12,031,044	10,033,587	2.01%
Bethpage Park CLO, Ltd.	Income Note (effective yield 18.07%, 10/15/2036) (10)	09/24/21	14,750,000	9,330,805	7,802,014	1.56%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, 10/22/2030) (11)	10/21/14	23,000,000	6,393,759	1,610,000	0.32%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 31.25%, 07/30/2030)	03/26/20	5,550,000	1,290,375	884,963	0.18%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 14.34%, 10/20/2031)	02/24/21	6,340,000	4,314,871	2,547,231	0.51%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 29.52%, 04/20/2034)	06/16/20	7,375,000	3,954,741	4,009,932	0.80%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 26.16%, 07/15/2036)	06/23/20	6,525,000	3,898,315	3,554,790	0.71%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, 04/15/2029) (10) (11)	11/01/16	34,250,000	17,380,915	7,606,126	1.52%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 9.62%, 07/15/2031)	06/02/16	10,800,000	3,365,864	1,849,391	0.37%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2022

(expressed in U.S. dollars)

Issuer (1)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (4) (7) (8) (continued)
Structured Finance (continued)
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 2.30%, 01/15/2030)	10/13/17	$9,000,000	$4,774,310	$2,407,357	0.48%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 12.27%, 04/20/2031)	03/23/21	4,730,000	2,460,683	1,362,196	0.27%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 13.40%, 01/20/2031)	02/18/21	6,625,000	4,453,803	2,736,863	0.55%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 23.11%, 04/15/2035) (10)	04/13/21	7,005,000	5,276,165	4,906,992	0.98%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 24.42%, 04/15/2034) (10)	02/02/21	13,425,000	7,414,813	7,064,323	1.41%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 16.54%, 04/20/2034)	11/17/21	11,475,000	10,209,753	8,293,327	1.66%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 21.14%, 10/15/2035) (10)	08/11/21	10,400,000	7,524,067	6,732,728	1.35%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 22.00%, 04/15/2035) (10)	03/15/22	8,150,000	6,204,375	5,871,668	1.18%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, 10/18/2030) (10) (11)	06/06/14	17,265,625	5,266,484	2,298,949	0.46%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, 01/18/2031) (10) (11)	06/06/14	16,033,750	5,655,689	2,292,728	0.46%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 1.93%, 10/22/2031)	02/17/15	19,725,000	6,958,124	3,123,765	0.63%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 14.28%, 01/17/2035)	08/05/14	8,457,500	3,297,523	1,867,664	0.37%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, 04/19/2029) (10) (11)	06/23/15	9,724,324	2,852,732	1,102,536	0.22%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 19.57%, 10/16/2034)	04/18/19	2,875,000	2,126,270	1,889,458	0.38%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 18.21%, 10/15/2036) (10)	06/07/19	14,000,000	10,196,573	8,630,405	1.73%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 33.17%, 07/15/2032) (10)	06/12/20	9,400,000	5,042,291	6,430,865	1.29%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 21.41%, 01/15/2034) (10)	12/11/20	7,900,000	5,666,886	5,337,209	1.07%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 20.43%, 07/15/2036) (10)	04/23/21	17,275,000	10,397,031	9,368,752	1.88%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 20.94%, 10/15/2034) (10)	09/22/21	12,200,000	9,247,659	8,586,054	1.72%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 20.44%, 04/17/2037) (10)	01/27/22	12,950,000	10,394,150	9,768,254	1.96%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 19.02%, 07/16/2035) (10)	08/01/22	10,700,000	8,611,435	6,750,657	1.35%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, 01/15/2029) (10) (11)	05/01/15	31,100,000	9,331,302	2,576,521	0.52%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, 10/15/2030) (10) (11)	08/10/17	7,700,000	4,768,917	2,240,973	0.45%
Dryden 53 CLO, Ltd.	Income Note (effective yield 6.13%, 01/15/2031)	11/28/17	7,684,999	3,901,029	2,102,531	0.42%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 28.04%, 04/18/2031)	05/11/20	9,600,000	3,891,114	2,859,594	0.57%
Dryden 66 Euro CLO 2018 B.V.	Subordinated Note (effective yield 0.00%, 01/18/2032) (11) (12)	11/08/18	1,025,000	767,502	340,167	0.07%
Dryden 68 CLO, Ltd.	Income Note (effective yield 17.62%, 07/15/2049) (10)	05/30/19	14,080,000	9,463,554	7,333,933	1.47%
Dryden 78 CLO, Ltd.	Subordinated Note (effective yield 16.94%, 04/17/2033)	02/04/21	1,000,000	789,224	602,850	0.12%
Dryden 85 CLO, Ltd.	Income Note (effective yield 26.13%, 10/15/2049) (10)	09/17/20	8,610,000	6,218,269	6,368,217	1.28%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 11.04%, 07/20/2034) (12)	04/23/21	600,000	594,986	329,445	0.07%
Dryden 94 CLO, Ltd.	Income Note (effective yield 21.28%, 07/15/2037) (10)	04/28/22	12,200,000	9,964,704	10,442,550	2.09%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 8.37%, 01/20/2030)	06/05/20	6,372,500	2,367,587	1,364,491	0.27%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 20.74%, 01/15/2035)	09/16/22	11,175,000	8,185,805	7,937,459	1.59%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 20.61%, 10/20/2034)	04/27/22	5,000,000	4,076,476	3,746,497	0.75%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 20.30%, 04/17/2030)	03/26/21	7,520,000	4,179,313	3,052,121	0.61%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, 07/18/2031) (11)	09/29/17	1,100,000	399,175	110	0.00%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 28.45%, 04/15/2033) (10)	03/08/19	14,550,000	9,442,472	8,933,495	1.79%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 21.08%, 10/15/2034)	05/03/22	6,000,000	4,733,730	4,185,108	0.84%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 24.84%, 10/15/2049)	08/22/16	6,462,500	3,749,888	3,341,448	0.67%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 18.69%, 01/15/2033)	10/30/18	6,327,082	3,917,411	3,075,848	0.62%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 24.68%, 04/25/2032)	09/27/22	8,300,000	5,205,981	5,096,856	1.02%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 12.29%, 02/28/2047)	06/02/16	16,550,000	6,282,597	3,906,087	0.78%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 19.69%, 01/23/2048)	11/16/18	8,744,821	5,126,974	4,457,575	0.89%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 19.15%, 01/19/2034)	04/29/21	2,000,000	1,628,460	1,610,225	0.32%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, 05/13/2028) (11)	06/06/14	6,375,000	191,250	191,250	0.04%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, 10/28/2025) (11)	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, 10/18/2031) (11)	06/16/15	16,333,000	7,980,531	2,613,280	0.52%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, 11/15/2029) (11)	08/09/17	2,550,000	229,500	229,500	0.05%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, 04/20/2031) (11)	02/06/18	2,075,000	1,307,053	518,750	0.10%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, 04/18/2031) (11)	09/06/18	4,500,000	2,608,075	1,035,000	0.21%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 15.71%, 04/20/2033) (12)	05/26/21	1,500,000	1,347,407	832,607	0.17%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, 07/15/2029) (10) (11)	06/06/14	20,572,125	6,294,011	1,895,377	0.38%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 17.50%, 07/15/2030) (10)	03/23/16	13,750,000	5,015,923	3,348,871	0.67%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 17.65%, 07/15/2030) (10)	05/25/16	11,804,048	4,710,257	3,011,050	0.60%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 12.29%, 01/24/2033)	05/05/21	9,875,000	6,662,694	4,298,272	0.86%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 9.59%, 07/25/2030)	05/25/21	1,550,000	991,701	587,681	0.12%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 19.11%, 07/20/2034) (10)	06/19/19	13,500,000	9,252,780	7,595,608	1.52%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 36.76%, 07/15/2036) (10)	06/26/20	10,650,000	4,752,689	6,038,375	1.21%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 18.06%, 10/20/2034)	03/25/22	10,000,000	8,189,085	7,127,308	1.43%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 26.83%, 01/16/2035) (10)	10/06/20	9,250,000	5,276,755	5,700,189	1.14%
Octagon 51, Ltd.	Income B Note (effective yield 17.26%, 07/20/2034)	04/16/21	10,350,000	8,266,158	6,981,225	1.40%
Octagon 55, Ltd.	Subordinated Note (effective yield 16.08%, 07/20/2034)	02/11/22	8,700,000	6,867,974	5,619,469	1.13%
Octagon 58, Ltd.	Income Note (effective yield 22.61%, 07/15/2037) (10)	04/21/22	14,900,000	11,987,586	13,110,975	2.63%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, 08/16/2037) (10) (11)	07/18/17	7,719,320	3,815,109	868,060	0.17%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 11.81%, 12/20/2028)	10/01/21	6,450,000	2,792,690	1,593,386	0.32%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 54.09%, 06/20/2034)	10/01/21	10,126,500	20,209	27,872	0.01%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 102.56%, 06/20/2034)	10/01/21	10,126,500	116,639	250,721	0.05%
Regatta XX Funding Ltd.	Income Note (effective yield 19.51%, 10/15/2034) (10)	08/04/21	11,000,000	7,321,299	6,499,009	1.30%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 18.46%, 10/20/2034)	06/10/22	9,000,000	6,535,732	5,667,619	1.14%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 19.70%, 04/20/2034)	06/14/21	10,300,000	7,434,308	5,571,801	1.12%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 17.13%, 10/20/2034)	04/22/22	26,264,625	20,707,779	14,170,137	2.84%
Steele Creek CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, 05/21/2029) (9)	07/26/17	8,100,000	651,863	32,400	0.01%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 8.62%, 04/15/2048) (10)	03/28/18	11,370,000	6,378,842	3,083,354	0.62%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 13.98%, 04/15/2049) (10)	03/22/19	8,500,000	5,828,451	3,049,608	0.61%
Taconic Park CLO Ltd.	Subordinated Note (effective yield 0.00%, 01/20/2029) (9)	01/14/22	10,700,000	436,709	428,000	0.09%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2022

(expressed in U.S. dollars)

Issuer (1)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (4) (7) (8) (continued)
Structured Finance (continued)
Venture 41 CLO, Limited	Subordinated Note (effective yield 23.75%, 01/20/2034)	11/30/21	$3,325,000	$2,523,996	$2,031,857	0.41%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 18.08%, 01/20/2035)	05/03/22	10,560,000	8,529,148	7,325,938	1.47%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, 10/18/2030) (10) (11)	06/06/14	11,597,500	5,193,057	1,792,053	0.36%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, 07/18/2031) (11)	05/05/16	9,681,764	3,216,011	1,258,629	0.25%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 2.17%, 10/22/2031)	12/17/14	11,000,000	5,109,166	2,068,882	0.41%
Wind River 2016-1 CLO Ltd.	Income Note (effective yield 0.00%, 07/15/2028) (9) (10)	05/18/16	13,050,000	400,705	162,173	0.03%
Wind River 2016-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, 07/15/2028) (9)	05/18/16	900,000	—	10,800	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 18.98%, 04/18/2036) (10)	02/02/17	17,700,000	10,217,974	7,109,252	1.42%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 16.88%, 04/15/2035) (10)	08/09/17	23,940,000	14,982,553	10,946,358	2.19%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 14.92%, 07/15/2030) (10)	06/22/18	15,750,000	10,200,415	5,782,687	1.16%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 25.57%, 01/15/2035) (10)	09/20/19	13,470,000	8,380,344	7,653,043	1.53%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 27.00%, 07/20/2035) (10)	06/03/22	8,950,000	6,983,050	7,811,793	1.56%
Zais CLO 3, Limited	Income Note (effective yield 14.01%, 07/15/2031) (10)	04/08/15	16,871,644	7,387,484	2,915,029	0.58%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, 10/15/2028) (11)	09/23/16	5,950,000	2,946,646	178,500	0.04%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, 07/15/2029) (10) (11)	05/03/17	11,600,000	4,757,391	977,508	0.20%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, 04/15/2030) (11)	09/11/17	12,777,500	5,889,285	1,277,750	0.26%
Zais CLO 8, Limited	Subordinated Note (effective yield 0.00%, 04/15/2029) (11)	10/11/18	750,000	363,649	97,500	0.02%
Zais CLO 9, Limited	Subordinated Note (effective yield 12.02%, 07/20/2031)	10/29/18	3,015,000	1,695,298	683,671	0.14%
				739,940,744	551,118,309	110.41%
Loan Accumulation Facilities (4) (7) (13)
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/22/21	5,829,000	5,829,000	5,818,141	1.17%
Steamboat XXXVI Ltd.	Loan Accumulation Facility	10/11/22	950,000	950,000	950,000	0.19%
Steamboat XXXVII Ltd.	Loan Accumulation Facility	01/20/22	10,422,500	10,422,500	10,444,864	2.09%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/13/22	4,817,500	4,817,500	4,824,379	0.97%
Steamboat XLI Ltd.	Loan Accumulation Facility	10/11/22	2,411,250	2,411,250	2,411,250	0.48%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/06/22	1,372,500	1,372,500	1,376,991	0.28%
				25,802,750	25,825,625	5.18%
Asset Backed Securities (4) (5) (7)
Structured Finance
Autonoria Spain 2022 FT	Note - Class G, 13.89% (1M EURIBOR + 12.00%, 01/31/2040) (12)	09/14/22	2,700,000	2,694,195	2,890,485	0.58%
AASFL 2022-1	Credit Linked Note - Class B, 14.05% (1M EURIBOR + 12.50%, 12/27/2030) (12)	11/22/22	3,100,000	3,192,845	3,318,705	0.66%
CRAFT 2022-1A	Credit Linked Note, 14.57% (SOFR + 12.00%, 04/21/2032)	10/26/22	4,300,000	4,300,000	4,321,500	0.87%
LOFT 2022-1A	Note - Class C, 21.97% (SOFR + 19.00%, 02/28/2032)	08/22/22	1,700,000	1,700,000	1,670,250	0.33%
PXL 2022-1	Junior Credit Linked Note, 15.00% (3M EURIBOR + 12.875%, 12/29/2029) (12)	12/16/22	3,800,000	4,025,340	4,068,090	0.81%
Boreal Series 2022-2	Guarantee Linked Note - Class F, 17.75% (3M CDOR + 13.00%, 02/20/2028) (14)	11/30/22	4,550,000	3,382,020	3,360,501	0.67%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 12.67% (SOFR + 10.25%, 11/10/2027)	10/12/22	3,800,000	3,800,000	3,801,140	0.76%
Standard Chartered 7	Note - Class B, 13.48% (SOFR + 11.00%, 04/25/2031)	10/07/22	6,100,000	6,100,000	6,100,000	1.22%
				29,194,400	29,530,671	5.90%
Bank Debt Term Loan (4) (5)
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 9.91% (3M LIBOR + 5.50%, 11/20/2025)	03/02/21	574,220	553,834	419,181	0.08%

Common Stock (4)
Oil & Gas
McDermott International Ltd	Common Stock	12/31/20	243,875	126,820	97,550	0.02%

Leisure
All Day Holdings LLC	Common Stock	08/19/22	560	—	8	0.00%

Financial Services
Lender MCS Holdings, Inc.	Common Stock	08/12/22	589	—	19,437	0.00%
				126,820	116,995	0.02%

Corporate Bonds (5)
Chemicals
Unifrax Escrow Issuer Corp	Secured, 5.25% (09/30/2028) (4)	09/15/21	512,000	521,696	414,080	0.08%
Unifrax Escrow Issuer Corp	Senior Unsecured, 7.50% (09/30/2029) (4)	09/16/21	171,000	175,849	112,433	0.02%

Financial Services
Owl Rock Core Income Corp	Senior Unsecured, 7.75% (09/16/2027) (4)	09/09/22	1,625,000	1,620,609	1,619,564	0.32%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien, 11.75% (04/15/2026) (4)	06/15/21	566,000	584,607	585,810	0.12%
GAC Holdco Inc	Secured, 12.00% (08/15/2025) (4)	10/18/21	350,000	363,956	374,500	0.08%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured, 6.13% (03/01/2025)	06/24/21	1,010,000	953,275	823,150	0.16%

Transportation
Seaspan Corp	Senior Unsecured, 5.50% (08/01/2029) (4)	07/09/21	901,000	889,359	684,760	0.14%
				5,109,351	4,614,297	0.92%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2022

(expressed in U.S. dollars)

Issuer (1)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
Warrants (4)
Oil & Gas
GAC Holdco Inc	Warrant	10/18/21	$502	$26,355	$188,250	0.04%

Total investments at fair value as of December 31, 2022				$861,144,822	$667,161,148	133.63%

Liabilities at fair value (15)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(31,237,089)	-6.26%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(79,598,200)	-15.94%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(39,934,440)	-8.00%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,473,483)	(44,417,846)	-8.90%
Total liabilities at fair value as of December 31, 2022				$(224,997,283)	$(195,187,575)	-39.10%

Net assets above (below) fair value of investments and liabilities at fair value					27,292,191

Net assets as of December 31, 2022					$499,265,764

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of December 31, 2022, the aggregate fair value of these securities is $666.3 million, or 133.47% of the Company’s net assets.
(5)	CLO debt, asset backed security, bank debt term loan and corporate bond investments reflect interest rates as of the reporting date.
(6)	As of December 31, 2022, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity, loan accumulation facility and asset backed security investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of December 31, 2022, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.17%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.23%.
(9)	As of December 31, 2022 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of December 31, 2022, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment principal amount is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Investment principal amount is denominated in CAD.
(15)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:

EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar
CDOR	Canadian Dollar Offered Rate

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2022

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$111,036,325
Other income	7,398,081
Total Investment Income	118,434,406

EXPENSES
Incentive fee	16,684,419
Interest expense	14,129,470
Management fee	9,675,011
Commission expense	3,078,132
Tax expense (1)	2,150,193
Professional fees	1,522,766
Administration fees	1,084,071
Directors' fees	397,500
Other expenses	1,151,603
Total Expenses	49,873,165

Incentive fee voluntarily waived by the Adviser (Note 4)	(302,087)

Net Expenses	49,571,078

NET INVESTMENT INCOME	68,863,328

6.75% Series D Preferred Stock distributions (Note 2)	(1,823,567)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,418,270
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(196,938,804)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	26,355,476
NET REALIZED AND UNREALIZED GAIN (LOSS)	(170,675,494)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(103,635,733)

(1) Tax expense includes $2,049,516 of estimated excise tax and $100,050 of Delaware franchise tax.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the year ended December 31, 2022

(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(103,635,733)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	6,738,292
Total Other Comprehensive Income (Loss)	6,738,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(96,897,441)

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2022	December 31, 2021
Net increase (decrease) in net assets resulting from operations:
Net investment income	$68,863,328	$44,678,902
6.75% Series D Preferred Stock distributions (Note 2)	(1,823,567)	(150,000)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,418,270	3,365,121
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	(744,281)	(766,122)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	(766,155)	—
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(196,938,804)	85,334,382
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	26,355,476	(756,021)
Total net increase (decrease) in net assets resulting from operations	(103,635,733)	131,706,262

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	6,738,292	(2,739,575)
Total other comprehensive income (loss)	6,738,292	(2,739,575)

Common stock distributions:
Total earnings distributed (1)	(112,391,358)	(57,679,486)
Common stock distributions from tax return of capital	—	—
Total common stock distributions	(112,391,358)	(57,679,486)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	196,920,153	67,073,258
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	9,330,075	2,283,188
Total capital share transactions	206,250,228	69,356,446

Total increase (decrease) in net assets	(3,038,571)	140,643,647
Net assets at beginning of period	502,304,335	361,660,688
Net assets at end of period	$499,265,764	$502,304,335

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	16,701,146	5,001,120
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	818,025	170,800
Total increase (decrease) in capital share activity	17,519,171	5,171,920

(1)	Total earnings distributed includes a $27,425,858 special common stock distribution, payable on January 24, 2023 to holders of record as of December 23, 2022.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2022

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(103,635,733)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(342,495,599)
Proceeds from sales of investments and repayments of principal (1)	210,487,892
Payment-in-kind interest	12,495
Net realized (gain) loss on investments, foreign currency and cash equivalents	(1,418,270)
Net realized (gain) loss on extinguishment of Preferred Stock (Note 6)	744,281
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	766,155
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	196,938,804
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(26,355,476)
Amortization (accretion) included in interest expense	(64,709)
Amortization (accretion) of premiums or discounts on debt securities	(122,062)
Changes in assets and liabilities:
Interest receivable	(12,501,396)
Prepaid expenses	101,101
Incentive fee payable	2,822,746
Management fee payable	(238,023)
Professional fees payable	16,019
Administration fees payable	28,387
Due to affiliates	85,209
Tax expense payable	(120,484)
Other expenses payable	(26,142)
Net cash provided by (used in) operating activities	(74,974,805)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of change in common stock distribution payable	(103,430,382)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	196,920,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	8,968,603
Issuance of 6.50% Series C Term Preferred Stock due 2031 pursuant to the Company's "at the market" program	8,142,875
Share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	42,790
Issuance of 6.75% Series D Term Preferred Stock pursuant to the Company's "at the market" program	2,251,135
Issuance of 5.375% Unsecured Notes due 2029	93,250,000
Partial Redemption of 6.6875% Unsecured Notes due 2028	(32,423,775)
Redemption of 6.75% Unsecured Notes due 2027	(28,887,200)
Redemption of Series B Term Preferred Stock due 2026	(26,959,550)
Net cash provided by (used in) financing activities	117,874,649

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	42,899,844

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	16,799

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	13,916,601

CASH AND CASH EQUIVALENTS, END OF PERIOD	$56,833,244

Supplemental disclosures:
Cash paid for interest expense	$14,194,179
Cash paid for excise tax	$2,170,000
Cash paid for 6.75% Series D Preferred Stock distributions	$1,823,567
Cash paid for franchise taxes	$100,050

(1)	Proceeds from sales or maturity of investments includes $80,090,568 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2022, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of December 31, 2022, Sub I and Sub II represent 39.7% and 4.6% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Wells Fargo Bank, National Association serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity, LAFs and Asset Backed Securities (“ABS”), the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of December 31, 2022, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of December 31, 2022.

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,090,937	$27,273,425	$(1,133,540)	$26,139,885

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, ABS, bank debt term loans and corporate bonds is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt, ABS, bank debt term loans and corporate bonds is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt, ABS, bank debt term loans and corporate bonds. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the year ended December 31, 2022 was $7.5 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) and Series C Term Preferred Stock, and interest paid associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), Series 2028 Notes, Series 2029 Notes and Series 2031 Notes (collectively with the Series 2027 Notes, Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”).

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Series B Term Preferred Stock and Series 2027 Notes, as well as amortization of original issue premiums associated with its Series B Term Preferred Stock and Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the year ended December 31, 2022:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series 2027 Notes	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$348,229	$3,454,930	$238,319	$2,433,361	$4,691,965	$3,027,375	$14,194,179

Amortization of deferred issuance costs	22,590	—	13,614	—	—	—	36,204

Amortization of issuance premium	(748)	(100,165)	—	—	—	—	(100,913)

Total interest expense	$370,071	$3,354,765	$251,933	$2,433,361	$4,691,965	$3,027,375	$14,129,470

The Company’s Series B Term Preferred Stock, Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of December 31, 2022.

See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to preferred stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of the Series 2027 Notes and Series B Term Preferred Stock. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series 2027 Notes and Series B Term Preferred Stock. Amortization of deferred issuance costs is reflected in interest expense in the Consolidated Statement of Operations. Upon the redemption of the Series 2027 Notes and Series B Term Preferred Stock on February 14, 2022 and February 28, 2022, respectively, the remaining balance of unamortized deferred issuance costs associated with such securities was accelerated into net realized loss. See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion on the redemption of the Series B Term Preferred Stock and Series 2027 Notes, respectively.

Original Issue Premiums

Consistent with FASB ASC Topic 835-30-35-2, original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series B Term Preferred Stock and Series C Term Preferred Stock as part of the Company’s ATM program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and Series C Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of December 31, 2022, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $56.7 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for the year ended December 31, 2022, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the year ended December 31, 2022, $4,091,900 was reclassified between aggregate distributable earnings (losses) and paid-in capital. This amount represents $531,981 nondeductible offering expenses related to the Series C Term Preferred Stock and the Series D Preferred Stock, $2,049,516 nondeductible U.S. federal excise taxes incurred in relation to the 2022 and 2021 excise tax year, and $1,510,403 nondeductible realized loss from the redemption of the Series B Term Preferred Stock. This difference has no effect on net assets or net asset value per share.

For the tax year ended November 30, 2022, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended
November 30, 2022

Undistributed ordinary income	$69,066,163
Capital loss carryforward	31,813,649
Net unrealized depreciation	(274,936,766)

As of the tax period ended November 30, 2022, the Company has $0 of short-term capital losses and $31,813,649 of long-term capital losses which can be carried forward for an unlimited period.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended November 30, 2022 is estimated and is not considered final until the Company files its tax return.

Tax Year	Ordinary Dividend	Return of Capital
2022	$106,238,671	$—
2021	42,668,651	—
2020	14,880,532	32,400,708
2019	42,176,416	25,630,680

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

As of December 31, 2022, the Company’s tax cost for federal income tax purposes was $942,097,914. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(274,936,766), consisting of $8,010,118 gross unrealized appreciation and $(282,946,884) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required.

The Company has determined that its estimated current year annual taxable income will be in excess of current year distributions from such income, as a result the Company has accrued U.S federal excise tax of $2,049,516 on the estimated excess of taxable income for the year ended December 31, 2022, which is reported in the Consolidated Statement of Operations.

For the year ended December 31, 2022, the Company incurred $100,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the year ended December 31, 2022, the Company declared and paid distributions on common stock of $85.0 million or $1.87 per share. In addition, the Company declared a special distribution on common stock of $27.4 million or $0.50 per share, which is payable on January 24, 2023 to shareholders of record as of December 23, 2022.

For the year ended December 31, 2022, the Company declared and paid dividends on the Series B Term Preferred Stock of $0.3 million or approximately $0.32 per share of the Series B Term Preferred Stock.

For the year ended December 31, 2022, the Company declared and paid dividends on the Series C Term Preferred Stock of $3.5 million or approximately $1.63 per share of the Series C Term Preferred Stock.

For the year ended December 31, 2022, the Company declared and paid dividends on the Series D Preferred Stock of $1.8 million or approximately $1.69 per share of the Series D Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2022:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Total
Assets at Fair Value

Cash Equivalents	$56.7	$—	$—	$56.7

Investments at Fair Value

CLO Debt	$—	$55.3	$—	$55.3

CLO Equity	—	—	551.1	551.1

Loan Accumulation Facilities	—	—	25.8	25.8

Asset Backed Securities	—	—	29.5	29.5

Bank Debt Term Loan	—	0.4	—	0.4

Common Stock	—	0.1	—	0.1

Corporate Bonds	—	4.6	—	4.6

Warrants	—	0.2	—	0.2

Total Investments at Fair Value (1)	$—	$60.7	$606.5	$667.2

Total Assets at Fair Value (1)	$56.7	$60.7	$606.5	$723.9

Liabilities at Fair Value
Series 2028 Notes	$31.2	$—	$—	$31.2

Series 2029 Notes	79.6	—	—	79.6

Series 2031 Notes	39.9	—	—	39.9

Series C Term Preferred Stock	44.4	—	—	44.4

Total Liabilities at Fair Value (1)	$195.2	$—	$—	$195.2

(1) Amounts may not foot due to rounding.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

The changes in investments classified as Level III are as follows for the year ended December 31, 2022:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	Total
Balance as of January 1, 2022	$632.7		$47.4		$—	$680.1

Purchases of investments	190.7	(1)	77.4		29.2	297.3

Proceeds from sales or maturity of investments	(80.9)	(2)	(99.1)	(1)	—	(180.0)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(191.4)		0.1		0.3	(191.0)

Balance as of December 31, 2022 (3) (4)	$551.1		$25.8		$29.5	$606.5

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2022	$(188.4)		$—		$0.3	$(188.1)

(1) Includes $79.7 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2)  Includes $80.1 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3)  There were no transfers into or out of level III investments during the period.

(4)  Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Asset Backed Securities

ABS held by the Company are generally valued using the mid-point of a non-binding indicative broker quotation as of the reporting date. The Adviser categorizes ABS held by the Company as Level III investments as an active market does not exist as of the reporting date and the broker quotations utilized in the valuation are considered to be an unobservable input.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of December 31, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of December 31, 2022	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$533.4	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 10.05%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.33% - 5.13% / 3.60%
			Reinvestment Price (2)	95.00% - 99.50%
			Recovery Rate	67.11% - 70.00% / 69.43%
			Expected Yield	7.07% - 97.68% / 27.86%

Asset Backed Securities	29.5	Indicative Broker Quotation	Broker Quotation	98.25% - 100.50% / 99.98%

Total Fair Value of Level III Investments (4)	$563.0

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $25.8 million have been excluded from the preceding table. Additionally, the preceding table excludes $17.7 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Bank Debt Term Loans, Common Stock, Corporate Bonds and Warrants

Bank debt term loans, common stock, corporate bonds and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans, common stock, corporate bonds and warrants held by the Company as Level II investments as an active market exists as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

LIBOR Risk

Certain CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which the Company invests typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). To the extent

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the Company’s net investment income and portfolio returns until such mismatch is corrected or minimized. As of the date hereof, certain senior secured loans have transitioned to utilizing SOFR based interest rates and certain CLO debt securities have also transitioned to SOFR.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Russia Risk

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $9.7 million for the year ended December 31, 2022, and has a payable balance of $2.4 million as of December 31, 2022.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $16.7 million for the year ended December 31, 2022, and has a payable balance of $6.3 million as of December 31, 2022. For the year ended December 31, 2022, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $0.3 million. The waived incentive fee is not subject to recoupment by the Adviser.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

For the year ended December 31, 2022, the Company was charged a total of $1.1 million in administration fees consisting of $0.8 million and $0.3 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of December 31, 2022.

Affiliated Ownership

As of December 31, 2022, the Adviser and senior investment team held an aggregate of 2.8% of the Company’s common stock. This represented 2.6% of the total outstanding voting stock of the Company as of December 31, 2022. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, respectively, as of December 31, 2022.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Company.

5.	COMMON STOCK

As of December 31, 2021, there were 100,000,000 shares of common stock authorized, of which 37,526,810 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to $125.0 million aggregate amount of its common stock. Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to $225.0 million aggregate amount of its common stock (exclusive of any shares of common stock previously sold under the offering).

For the year ended December 31, 2022, the Company sold 16,701,146 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $196.9 million. In connection with such sales, the Company paid a total of $3.6 million in sales agent commissions.

For the year ended December 31, 2022, 818,025 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $9.3 million.

As of December 31, 2022, there were 100,000,000 shares of common stock authorized, of which 55,045,981 shares were issued and outstanding.

6.	PREFERRED STOCK

As of December 31, 2022, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding and 1,090,937 shares of Series D Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Series B Term Preferred Stock and Series C Term Preferred Stock as Liabilities under ASC 480 due to their mandatory redemption requirements.

On February 28, 2022, the Company redeemed the outstanding 1,078,382 shares of Series B Term Preferred Stock at a redemption price of $25 per share plus accrued and unpaid dividends to but excluding the date of redemption. Upon the redemption of the Series B Term Preferred Stock, the Company accelerated $0.7 million of unamortized deferred issuance costs into net realized loss on extinguishment of Preferred Stock in the Consolidated Statement of Operations.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accrued but unpaid dividends, if any. At any time on or after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

The Company has elected the FVO under ASC 825 for its Series C Term Preferred Stock. Accordingly, the Series C Term Preferred Stock is measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the year ended December 31, 2022 is $7.7 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the year ended December 31, 2022 is $2.7 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Preferred Stock

The Company has accounted for its Series D Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Series D Preferred Stock will be redeemed.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to 1,900,000 shares of Series C Term Preferred Stock and 2,500,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $47.5 million and $62.5 million, respectively. Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to 800,000 shares of Series C Term Preferred Stock and 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively (in each case, exclusive of any shares of such preferred stock previously sold pursuant to the ATM offering).

For the year ended December 31, 2022, the Company sold 325,715 shares of its Series C Term Preferred Stock and 90,937 shares of its Series D Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $10.2 million. In connection with such sales, the Company paid a total of $0.2 million in sales agent commissions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of December 31, 2022, there was $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

On January 24, 2022, the Company closed an underwritten public offering of $87.0 million in aggregate principal amount of its Series 2029 Notes, resulting in net proceeds to the Company of $83.9 million after payment of underwriting discounts and commissions of $2.7 million and offering expenses of $0.4 million.

Subsequently, on January 28, 2022, the underwriters purchased an additional $6.3 million in aggregate principal amount of the Series 2029 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $6.1 million after payment of underwriting discounts and commissions of $0.2 million.

The Series 2029 Notes will mature on January 31, 2029 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2029 Notes in whole or in part at any time or from time to time at the Company’s option, on or after January 31, 2025.

The Company has accounted for its Series 2029 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2029 Notes are measured at their fair value and issuance costs in the aggregate amount of $3.3 million, which consisted of $2.9 million of underwriting commissions, $0.4 million of professional fees and other expenses, were expensed as incurred in the year ended December 31, 2022.

On February 14, 2022, the Company redeemed the total aggregate principal amount of $28.9 million related to the issued and outstanding Series 2027 Notes at a redemption price of $25 per Series 2027 Note plus accrued and unpaid interest to, but excluding the date of redemption. Upon redemption of the Series 2027 Notes, the Company accelerated $0.8 million of unamortized deferred issuance costs into net realized loss on extinguishment of Unsecured Notes in the Consolidated Statement of Operations.

On February 14, 2022, the Company redeemed 50% or $32.4 million of the aggregate principal amount of the issued and outstanding Series 2028 Notes at a redemption price of $25 per Series 2028 Note plus accrued and unpaid interest to, but excluding the date of redemption.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the remaining aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

The Series 2031 Notes will mature on March 31, 2031 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after March 29, 2024.

The Company has accounted for its Series 2031 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2031 Notes are measured at fair value under the FVO.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to market risk for the year ended December 31, 2022 is $2.1 million, $10.2 million and $6.3 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the year ended December 31, 2022 is ($0.1) million, $3.4 million, and $0.6 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2023; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the year ended December 31, 2022.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2022, and as of December 31, 2021:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	December 31, 2022	December 31, 2021
Total assets	$760,152,908	$768,039,682
Less liabilities and indebtedness not represented by senior securities	(39,400,026)	(28,016,464)
Net total assets and liabilities	$720,752,882	$740,023,218

Preferred Stock	$81,587,250	$98,130,500
Unsecured Notes	170,523,800	138,584,775
	$252,111,050	$236,715,275

Asset coverage of preferred stock (1)	286%	313%
Asset coverage of debt securities (2)	423%	534%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

On January 28, 2022, the Company agreed to co-invest with a third-party investment firm through Double Eagle Holdings JV LLC, an unconsolidated Delaware limited liability company (“Double Eagle JV”). Double Eagle JV was established to make investments in certain corporate debt obligations and other opportunistic, credit-oriented investments consistent with the Company’s investment objectives and strategies. Double Eagle JV may incur leverage in the future. Double Eagle JV is managed by a four-member board of managers, on which the Company and its joint venture partner each have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. The Company has committed to fund $40 million into Double Eagle JV, representing approximately 80% economic ownership. As of December 31, 2022, no contributions have been made to Double Eagle JV and operations have not commenced.

On December 5, 2022, the Company and certain other accounts managed by the Adviser entered into a joint venture (the “BDC JV”) with an unaffiliated business development company (the “BDC Partner”). The BDC JV is expected to acquire interests in loans to middle market companies that have been previously originated by the BDC Partner. The BDC JV’s partners have collectively committed to invest an aggregate of $171.4 million in the BDC JV, which amount consists of a $11.5 million commitment from the Company.  As of December 31, 2022, no capital contributions have been made to the BDC JV.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2022

indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	SUBSEQUENT EVENTS

On January 24, 2023, the Company paid a special distribution of $0.50 per share on its common stock to holders of record as of December 23, 2022.

On January 31, 2023, the Company paid a monthly distribution of $0.14 per share on its common stock to holders of record as of January 11, 2023.

On January 31, 2023, the Company paid a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock to holders of record as of January 11, 2023.

On January 31, 2023, the Company paid a monthly distribution of $0.140625 per share on its Series D Preferred Stock to holders of record as of January 11, 2023.

For the period from January 1, 2023 to February 21, 2023, the Company sold 2,621,847 shares of its common stock and 2,308 shares of its Series D Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $27.2 million. In connection with such sales, the Company paid a total of $0.6 million in sales agent commissions.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2023 was $9.62 to $9.72.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. Subsidiaries

Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6 2014 to December 31, 2014
Net asset value at beginning of period	$13.39	$11.18	$10.59	$12.40	$16.77	$17.48	$13.72	$19.08	$20.00

Net investment income (1) (2)	1.53	1.31	1.15	1.34	1.59	1.88	2.14	1.89	0.32

6.75% Series D Preferred Stock distributions (2)	(0.04)	-	-	-	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	(4.39)	2.65	0.49	(1.29)	(3.92)	(0.12)	3.88	(4.85)	(0.62)

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.69	(0.02)	0.01	(0.08)	0.06	-	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.21)	3.94	1.65	(0.03)	(2.27)	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)	(2.37)	(1.64)	(0.26)	(1.40)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	-	(1.06)	(1.00)	(0.89)	(0.05)	-	(0.87)	-

Total common stock distributions declared to stockholders (4)	(2.37)	(1.64)	(1.32)	(2.40)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)

Common stock distributions based on weighted average shares impact (5)	(0.13)	(0.04)	0.02	-	0.01	-	-	-	-

Total common stock distributions	(2.50)	(1.68)	(1.30)	(2.40)	(2.39)	(2.65)	(2.40)	(2.40)	(0.55)

Effect of other comprehensive income (2) (6)	0.15	(0.08)	0.05	(0.10)	0.06	-	-	-	-

Effect of paid-in capital contribution (2)	-	-	-	-	0.06	-	-	-	-

Effect of shares issued (7)	0.32	0.06	0.20	0.77	0.29	0.27	0.18	-	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.08)	(0.03)	(0.02)	(0.07)	(0.12)	(0.11)	(0.04)	-	(0.07)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	-	0.01	0.02	-	0.02	-	-	-

Net effect of shares issued	0.24	0.03	0.19	0.72	0.17	0.18	0.14	-	(0.07)

Net asset value at end of period	$9.07	$13.39	$11.18	$10.59	$12.40	$16.77	$17.48	$13.72	$19.08

Per share market value at beginning of period	$14.00	$10.09	$14.61	$14.21	$18.81	$16.71	$16.43	$20.10	$19.93

Per share market value at end of period	$10.12	$14.00	$10.09	$14.61	$14.21	$18.81	$16.71	$16.43	$20.10

Total return (8)	-11.60%	51.60%	-19.76%	20.15%	-13.33%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	55,045,981	37,526,810	32,354,890	28,632,119	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$499,265,764	$502,304,335	$361,660,688	$303,272,860	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (9) (10)	9.94%	9.71%	10.56%	10.00%	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (9) (10)	13.80%	9.90%	13.44%	10.64%	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (11)	30.19%	51.56%	52.80%	34.83%	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	286%	313%	354%	279%	246%	268%	286%	365%	N/A
Asset coverage of debt securities	423%	534%	534%	476%	477%	537%	722%	1028%	N/A

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock preferred stockholders, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock are reflected in net investment income, and totaled ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)

Represents the effect per share of the Company's ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.
(9)	Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.41%, 0.49% and 0.26% of average net assets, respectively.
(10)	Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and the Unsecured Notes of 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distributions to the Series D Preferred Stock stockholders for the years ended December 31, 2022 and December 31, 2021 of 0.37% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the year ended December 31, 2022
Preferred Stock	$ 81,587,250	$ 71.47	$ 25	$ 23.25

Unsecured Notes	$ 170,523,800	$ 4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$ 98,130,500	$ 78.16	$ 25	$ 25.48

Unsecured Notes	$ 138,584,775	$ 5,339.86	N/A	$ 25.58

For the year ended December 31, 2020
Preferred Stock	$ 47,862,425	$ 88.39	$ 25	$ 24.25

Unsecured Notes	$ 93,734,775	$ 5,340.98	N/A	$ 23.93

For the year ended December 31, 2019

Preferred Stock	$ 69,843,150	$ 69.71	$ 25	$ 26.04

Unsecured Notes	$ 98,902,675	$ 4,757.42	N/A	$ 25.47

For the year ended December 31, 2018
Preferred Stock	$ 92,568,150	$ 61.55	$ 25	$ 25.78

Unsecured Notes	$ 98,902,675	$ 4,766.23	N/A	$ 25.08

For the year ended December 31, 2017
Preferred Stock	$ 92,139,600	$ 66.97	$ 25	$ 25.75

Unsecured Notes	$ 91,623,750	$ 5,372.28	N/A	$ 25.96

For the year ended December 31, 2016
Preferred Stock	$ 91,450,000	$ 71.53	$ 25	$ 25.41

Series 2020 Notes	$ 59,998,750	$ 7,221.89	N/A	$ 25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$ 45,450,000	$ 91.16	$ 25	$ 25.43

Series 2020 Notes	$ 25,000,000	$ 10,275.46	N/A	$ 24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECC PRD) and(b) $25 principal amount of the Unsecured Notes (NYSE: ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was listed on the NYSE.

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Credit Company Inc:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2022, the related consolidated statements of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the eight-year period then ended and the period from October 6, 2014 (commencement of operations) to December 31, 2014. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and the period from October 6, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments of the Company, as of December 31, 2021, 2020, 2019, 2018, 2017, 2016 and 2015 and the related consolidated statements of operations and cash flows for the respective years then ended and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related notes, and the consolidated statement of comprehensive income for the years ended December 31, 2021, 2020, 2019 and 2018 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

statements. The senior securities table on page 65 has been subjected to audit procedures performed in conjunction with the audit of the Company’s respective consolidated financial statements. The supplemental information is the responsibility of the Company’s management. Our audit procedures included determining whether the supplemental information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplemental information. In forming our opinion on the supplemental information, we evaluated whether the supplemental information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the senior securities table is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the Company’s auditor since 2014.

New York, New York

February 22, 2023

Price Range of Common Stock

Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2021.

		Closing Sales Price		Premium (Discount)	Premium (Discount)
Period	NAV(1)	High	Low	of High Sales Price to NAV(2)	of Low Sales Price to NAV(2)	Distributions Declared(3)
Fiscal year ending December 31, 2021(4)
First quarter	$12.02	$11.98	$10.12	(0.3)%	(15.8)%	$0.24
Second quarter	$12.97	$14.40	$12.15	11.0%	(6.3)%	$0.30
Third quarter	$13.98	$14.40	$12.73	3.0%	(8.9)%	$0.36
Fourth quarter	$13.39	$15.49	$13.70	15.7%	2.3%	$0.86
Fiscal year ending December 31, 2022(5)
First quarter	$12.64	$14.27	$12.98	12.9%	2.7%	$0.42
Second quarter	$10.08	$13.30	$11.41	31.9%	13.2%	$0.42
Third quarter	$10.23	$12.22	$10.60	19.5%	3.6%	$0.67
Fourth quarter	$9.07	$11.69	$10.08	28.9%	11.1%	$0.92

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
(4)	For the fiscal year ending December 31, 2021, as reported on the Company’s 2021 Form 1099-DIV, distributions made by the Company did not comprise of a return of capital.
(5)	For the fiscal year ending December 31, 2022, as reported on the Company’s 2022 Form 1099-DIV, distributions made by the Company did not comprise of a return of capital.

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $9.07 as of December 31, 2022. The closing sales price for shares of the Company’s common stock on the NYSE on December 30, 2022 was $10.12, which represented an 11.6% premium to NAV per share. On February 15, 2023, the last reported closing sales price of the Company’s common stock was $10.91 per share. As of February 15, 2023, there were 11 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser, and a trustee of Eagle Point Institutional Income Fund, a registered investment company which is also managed by our Adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]

Thomas P. Majewski Age: 48	Class III Director and Chief Executive Officer	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018; Chief Executive Officer of Eagle Point Institutional Income Fund since January 2022.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

James R. Matthews Age: 55	Class II Director and Chairperson of the Board	Since inception; Term expires 2025	Managing Director of Stone Point Capital LLC.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund
Independent Directors

Scott W. Appleby Age: 58	Class I Director	Since inception; Term expires 2024	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Kevin F. McDonald Age: 56	Class III Director	Since inception; Term expires 2023

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.

Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund
Paul E. Tramontano Age: 61	Class II Director	Since inception; Term expires 2025	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

Jeffrey L. Weiss Age: 61	Class I Director	Since inception; Term expires 2024	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. and Eagle Point Institutional Income Fund are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of three investment companies in the same complex. Each director was elected as trustee of Eagle Point Institutional Income Fund in January 2022.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 55	Chief Financial Officer and Chief Operating Officer	Since July 2014

Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 42	Chief Compliance Officer	Since September 2015

Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit

Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.

Courtney B. Fandrick Age: 40	Secretary	Since August 2015

Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018 and Eagle Point Institutional Income Fund since January 2022.

[1]

The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2022:

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$100,000
Kevin F. McDonald	$95,000
Paul E. Tramontano	$95,000
Jeffrey L. Weiss	$107,500
TOTAL	$397,500	*

* Reflects $50,000, $47,500, $47,500, and $53,750 relating to the year ended December 31, 2021 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, and paid during the fiscal year ended December 31, 2022; does not reflect $198,750 relating to the year ended December 31, 2022 that was paid during the month ended January 31, 2023, which amount was comprised of $50,000, $47,500, $47,500 and $53,750 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $95,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2022.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 18, 2022. At the meeting, the two nominees for re-election as Class II directors, James R. Matthews and Paul E. Tramontano, were each elected to serve as a director for a term expiring at the Company’s 2025 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2022. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2022. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2022 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made with the SEC on July 21, 2022, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the tax year ended November 30, 2022, the Company recorded distributions on our common stock equal to $2.35 per share or $100.3 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                            *                            *

End of Annual Report. Back Cover Follows.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2022 were $306,000 and $325,500, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2021 and December 31, 2022 were $227,500, and $213,500 respectively. The fees incurred in the 2021 and 2022 fiscal years were in connection with the registrant’s “at the market” common and preferred stock issuance programs and the offering of the Company’s 6.75% notes due 2031, 6.50% Series C Term Preferred Stock due 2031, 6.75% Series D Preferred Stock and 5.375% notes due 2029.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2021 and December 31, 2022 were $252,490 and $325,630, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2021 and December 31, 2022 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $560,895 and $552,130, respectively. For the years ended, December 31, 2021 and December 31, 2022, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, “at the market” common and preferred stock issuance programs, offering of the Company’s 6.75% notes due 2031, 6.50% Series C Term Preferred Stock due 2031, 6.75% Series D Preferred Stock and 5.375% notes due 2029, and filing of its shelf registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2022.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser. He serves as director and Chief Executive Officer of the registrant; director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc.; and trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management, LLC, the adviser to Eagle Point Income Company Inc. and an affiliate of the Adviser.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where he began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2022. Among the accounts listed below, one of the “Registered Investment Companies” (with total assets of $14.5), seven of the “Other Pooled Investment Vehicles” (with total assets of $2,350.1) and 26 of the “Other Accounts” (with total assets of $1,710.6) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$163.0	10	$2,652.4	55	$4,617.9
Daniel W. Ko	2	$163.0	10	$2,652.4	55	$4,617.9
Daniel M. Spinner	2	$163.0	10	$2,652.4	55	$4,617.9

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2022. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	$100,001 – $500,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2022.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	February 22, 2023

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	February 22, 2023